W. P. Carey & Co. LLC
Supplemental Disclosure Report
For the Quarter Ended
March 31, 2006

Important Disclosures About this Report
Important Note Regarding Non-GAAP Financial Measures
This supplemental disclosure report contains references to W. P. Carey & Co. LLC’s definition of funds from operations (FFO), which is a non-GAAP financial measure. The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations as net income computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. W. P. Carey & Co. LLC calculates its FFO in accordance with this definition and then makes adjustments to add back certain non-cash charges to earnings, such as the amortization of intangibles, stock compensation and impairment charges on real estate, resulting in its FFO. W. P. Carey & Co. LLC considers its definition of FFO to be an appropriate supplemental measure of operating performance because, by excluding these non-cash charges, it can be a helpful tool to assist in the comparison of the operating performance of W. P. Carey & Co. LLC’s real estate between periods, or as compared to different companies. W. P. Carey & Co. LLC’s definition of FFO should not be considered as an alternative to net income as an indication of its operating performance or to net cash provided by operating activities as a measure of its liquidity. FFO and adjusted FFO disclosed by other REITs (real estate investment trust) may not be comparable to W. P. Carey & Co. LLC’s FFO calculation.
Forward-looking Statements
This supplemental disclosure report contains certain forward-looking statements relating to W. P. Carey & Co. LLC & Co. LLC. As used in this supplemental disclosure report, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seeks,” “plans” or similar expressions. Do not unduly rely on forward-looking statements. They give our expectations about the future and are not guarantees, and speak only as of the date they are made. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievement to be materially different from the results of operations or plan expressed or implied by such forward-looking statements. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved.

W. P. CAREY & CO. LLC
Supplemental Disclosure Report for the Quarter ended March 31, 2006

Contents	Page
CORPORATE PROFILE:
Company Overview	5
First Quarter March 31, 2006 Results	6
Financial Highlights	7

FINANCIAL ANALYSIS:
Reconciliation of Net Income to FFO and FAD Analysis	9
Debt Structure Analysis	10
Total Capitalization Analysis	11
Revenue Diversification Analysis	12
Revenue Stability Analysis	13
Selected Financial Ratios Analysis	14
Portfolio Debt Summary	15
Mortgage Debt Maturity Profile	16

ACQUISITIONS & DISPOSITIONS:
2006 Acquisitions Update	18
2006 Dispositions Update	19

PORTFOLIO ANALYSIS:
Portfolio Diversification Analysis by Rent Contribution	21
Portfolio Diversification Analysis by Property Type	22
Portfolio Diversification Analysis by Tenant Industry	23
Portfolio Diversification Analysis by Geography	24
Portfolio Lease Maturity Analysis	25

EXHIBITS:
Consolidated Balance Sheets	Exhibit A
Consolidated Statements of Income	Exhibit B
Consolidated Statements of Cash Flows	Exhibit C
Quarterly Reconciliation of Net Income to Funds from Operations	Exhibit D
Detailed Property Summary	Exhibit E

CORPORATE PROFILE

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Company Overview
March 31, 2006

STOCK DATA
Exchanges	NYSE & PCX
Ticker	WPC
Closing Price Range three months ended March 31, 2006	$25.65-$27.34
Listed Shares Outstanding as of March 31, 2006	37,778,129
BANKS
JPMorgan Chase Bank — Administrative Agent
The Bank of New York — Syndication Agent
PNC Bank, N.A. — Syndication Agent
Wells Fargo Bank, N.A. — Syndication Agent
Bank of America, N.A. — Documentation Agent
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
RESEARCH COVERAGE
A. G. Edwards & Sons, Inc.
COMPANY CONTACTS
Mark DeCesaris
Managing Director, Acting Chief Financial Officer
Susan C. Hyde
Executive Director, Director of Investor Relations
Gagan Singh
First Vice President, Finance
Ryan Colbert
Analyst, Finance
EXECUTIVE OFFICES
50 Rockefeller Plaza
New York, NY 10020
Tel: 1-800-WPCAREY or (212) 492-1100
Fax: (212) 492-8922
Web Site Address: www.wpcarey.com

Ticker: WPC	5	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
First Quarter March 31, 2006 Results
Financial Results
Net income for the three-month period increased 89% to $11.1 million, as compared to $5.9 million for the same period in 2005. Diluted earnings per share (EPS) for the three-month period increased 93% to $0.29 as compared to $0.15 for the same period in 2005.
Funds from Operations (FFO) for the three-month period decreased 7% to $0.57 per diluted share, or $21.8 million, as compared to $0.61 per diluted share, or $23.9 million, for the comparable period in 2005.
Income from continuing operations for the three-month period increased 12% to $15.0 million, as compared to $13.3 million for the same period in 2005. Total revenues for the three-month period increased 6% to $47.9 million, as compared to $45.3 million for the same period in 2005.
Cash flows from operating activities for the three-month period decreased 8% to $25.3 million, as compared to $27.5 million for the comparable period in 2005, as an increasing amount of our management income was received in shares of the Corporate Property Associates (CPA®) funds.
Dividend Increase
The Board of Directors raised the quarterly cash distribution to $0.452 per share, which was paid on April 13, 2006 to shareholders of record on March 31, 2006.
First Quarter Investment Highlights
For the three-month period ended March 31, 2006, the Company completed five investments in four industries totaling $255 million on behalf of its funds, CPA®:15 and CPA®:16 – Global, as compared to $367 million for the three-month period ended March 31, 2005. 72% of investments in the first quarter of 2006 were made internationally, consisting of an acquisition of fifteen retail facilities and one office building located throughout Poland from OBI AG, the fourth largest ‘Do-It-Yourself’ retailer in the world headquartered in Germany, for a total purchase price of approximately $183 million. The lease is guaranteed by the German parent and is denominated in Euros.

Ticker: WPC	6	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except share and per share data)

	For the Quarter	For the Quarter	For the Year
	Ended	Ended	Ended
	March 31, 2006	March 31, 2005	December 31, 2005
Operations
Total Revenues from Continuing Operations	$47,886	$45,307	$174,117
Net Income	$11,065	$5,855	$48,604
Funds From Operations (FFO)	$21,826	$23,911	$98,571

Per Share
FFO (Diluted)	$0.57	$0.61	$2.53
Dividends Declared	$0.452	$0.444	$1.788
Pay Out Ratio (Dividends Declared/FFO)	79.3%	72.8%	70.7%
Weighted Average Listed Shares Outstanding (Diluted)	38,627,267	39,377,650	39,020,801

Balance Sheet	As of 3/31/06	As of 3/31/05	As of 12/31/05
Total Assets	$1,000,075	$993,001	$983,262
Limited Recourse Mortgage Debt (1)	$249,896	$180,589	$231,113
Credit Facility	$6,000	$100,000	$15,000
Members’ Equity	$603,276	$610,357	$607,468

Stock Data
Price Range	$25.65-$27.34
Dividend Yield Range	6.61% - 7.05%
Average Trading Volume	35,547
Price/Estimated FFO (2)	9.89

(1)	Excludes pro rata mortgage debt of equity investments in properties leased to Federal Express Corporation, Information Resources, Inc., Childtime Childcare, Inc., Hologic, Inc., Carrefour France, SAS, and SICOR, Inc. See the Portfolio Debt Summary on page 14 for details.

(2)	Based on a stock price of $27.19 on May 9, 2006 and 2006 analyst FFO forecast of $2.75.

Ticker: WPC	7	www.wpcarey.com

FINANCIAL ANALYSIS

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) & FAD Analysis
(in thousands, except share and per share data)

	For the Quarter	For the Quarter	For the Year
	Ended	Ended	Ended
	March 31, 2006	March 31, 2005	December 31, 2005
Net income	$11,065	$5,855	$48,604
Loss (Gain) on sale of real estate	—	20	(12,474)
FFO of equity investees in excess of equity income	2,825	2,227	10,358
Depreciation, amortization, deferred taxes and other non-cash charges	4,125	5,341	27,094
FFO applicable to minority investees in excess of minority income	(237)	(118)	(602)
Straight-line rents	691	914	3,821
Impairment charges	3,357	9,672	21,770

Funds From Operations (FFO)	$21,826	$23,911	$98,571

Weighted Average Listed Shares Outstanding
Basic	37,727,782	37,592,343	37,688,835
Diluted	38,627,267	39,377,650	39,020,801
FFO per Share
Basic	$0.58	$0.64	$2.62
Diluted	$0.57	$0.61	$2.53
Pay Out Ratio (Dividend/FFO)	79.3%	72.8%	70.7%

Funds From Operations (FFO)	21,826	23,911	98,571
Recurring and non-revenue enhancing capital expenditure	—	(312)	(939)

Funds Available For Distribution (FAD)	$21,826	$23,599	$97,632

FAD Per Share
Basic	$0.58	$0.63	$2.59
Diluted	$0.57	$0.60	$2.50
Pay Out Ratio (Dividend/FAD)	79.3%	74.0%	71.5%

Ticker: WPC	9	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Debt Structure Analysis
(in thousands)
Debt Structure

December 31, 2005

Limited Recourse Mortgage Debt (1)	$292,511	95%
Credit Facility	15,000	5%

Total Debt	$307,511	100%

March 31, 2006

Limited Recourse Mortgage Debt (1)	$290,526	98%
Credit Facility	6,000	2%

Total Debt	$296,526	100%

(1)	Includes pro rata mortgage debt of equity investments in properties leased to Federal Express Corporation, Information Resources, Inc., Childtime Childcare, Inc., Hologic, Inc., Carrefour, SAS, and SICOR, Inc. See the Portfolio Debt Summary on page 14 for details.

Ticker: WPC	10	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Total Capitalization Analysis
March 31, 2006
(in thousands)

Total Market Capitalization Analysis

Equity Market Capitalization of Listed Shares (1)	$1,027,187	78%

Limited Recourse Mortgage Debt (2)	290,526	22%
Credit Facility	6,000	0%

Total Debt	296,526	22%

Total Market Capitalization (3)	$1,323,713	100%

Total Book Value Capitalization Analysis

Members’ Equity	$603,276	67%
Limited Recourse Mortgage Debt (2)	290,526	32%
Credit Facility	6,000	1%

Total Debt	296,526	33%

Total Book Value Capitalization	$899,802	100%

(1)	Stock price of $27.19 is as of the first quarter earnings release date of May 9, 2006. Indicated shares outstanding of 37,778,129 is as of March 31, 2006.

(2)	Includes pro rata mortgage debt of equity invesments in properties leased to Federal Express Corporation, Information Resources, Inc., Childtime Childcare, Inc., Hologic, Inc., Carrefour, SAS, and SICOR, Inc. See the Portfolio Debt Summary on page 14 for details.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	11	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Diversification Analysis (GAAP Modified)
(in thousands)

Twelve Months Ended
December 31, 2005

Revenues from Real Estate Business (1)	$90,730	50%

Revenues from Management Business	90,490	50%

Total Revenues	$181,220	100%

Three Months Ended
March 31, 2006
Revenues from Real Estate Business (1)	$21,971	45%

Revenues from Management Business	27,252	55%

Total Revenues	$49,223	100%

Definitions
(1)	Revenues from Real Estate Business (continuing and discontinued operations) = rental income + interest income from direct financing leases + other interest income + other income + revenues of other business operations.

(2)	Revenues from Management Business = asset management revenue + structuring revenue + reimbursements revenue from CPA®REITs.

Ticker: WPC	12	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Stability Analysis (GAAP Modified)
(in thousands except per share data)

		Diluted
	Twelve Months Ended	Per
Revenue Type	December 31, 2005	Share	%

Rents (1)	$84,102	$2.16
Management revenue (2)	64,676	$1.66

Rents and Management Revenue (3)	148,778	$3.82	82%

Structuring revenue (4)	25,814	$0.66
Other income	6,628	$0.17

Structuring Revenue & Other Income (3)	32,442	$0.83	18%

Total (3)	$181,220	$4.64	100%

		Diluted
	Three Months Ended	Per
Revenue Type	March 31, 2006	Share	%

Rents (1)	$21,367	$0.55
Management revenue (2)	17,339	$0.45

Rents and Management Revenue (3)	38,706	$1.00	79%

Structuring revenue (4)	9,913	$0.26
Other income	604	$0.02

Structuring Revenue & Other Income (3)	10,517	$0.27	21%

Total (3)	$49,223	$1.27	100%

(1)	Rents (continuing and discontinued operations) = rental income + interest income from direct financing leases + other interest income + revenues of other business operations.

(2)	Management revenues include management and performance revenues earned from CPA®REITs under management as well as reimbursements of expenses.

(3)	Numbers may not add up due to rounding.

(4)	Structuring revenue includes structuring fees, deferred structuring fees and DRIP (dividend reinvestment program) commissions earned by Carey Financial.

Ticker: WPC	13	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Selected Financial Ratios Analysis
March 31, 2006

	For the Three Months	For the Three Months	For the Twelve Months
	Ended	Ended	Ended
	March 31, 2006	March 31, 2005	December 31, 2005
Financial Strength
Leverage
Recourse debt/Book value of equity	1.0%	16.4%	2.5%
Total debt/Total market capitalization	28.9%	30.3%	31.8%
Total debt/EBITDA	2.23	3.45	2.41
FFO/Total debt*	29.4%	27.9%	32.1%
Coverage
EBITDA/Total interest expense	6.43	4.67	6.00
Fixed charge coverage ratio	3.99	3.16	4.08
FFO/Total interest expense*	4.22	4.51	4.63

Valuation Ratios
Price/Earnings*	23.44	49.97	20.52
Price/FFO*	11.93	12.29	10.14
Price/Revenues*	5.33	3.05	5.52
Price/Book Value of Equity	1.70	1.85	1.59

Per Share Data
Earnings*	$1.16	$0.60	$1.25
FFO*	$2.28	$2.44	$2.53
Revenues*	$5.10	$9.82	$4.64
Book Value of Equity	$15.97	$16.21	$16.11

*	Quarterly ratios are based on annualized earnings, FFO & revenues.
Definitions
(1)	Recourse debt = Company level indebtedness that is not secured by a lien.

(2)	Total debt = long-term debt = recourse debt + limited recourse mortgage debt, including adjustments for joint ventures (“JV’s”).

(3)	Total market capitalization =equity market capitalization + debt capitalization.

(4)	Fixed charge coverage ratio = EBITDA/(interest expense + scheduled principal amortization + preferred dividends (if any) + adjustments for JVs).

(5)	EBITDA = net income + interest + taxes + depreciation + amortization +/- extraordinary loss (gain) + noncash charges / gains + adjustments for JVs.

(6)	Price = Closing Price as of earnings release date of May 9, 2006.

(7)	Revenues = revenue from continuing operations + revenue from discontinued operations + interest income.

Ticker: WPC	14	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Debt Summary
(pro rata basis)
March 31, 2006

	Number of
Tenant/Lease Guarantor	Properties	Fixed / Variable	Original Balance	Current Balance	Interest Rate		Maturity Date

CheckFree Holdings, Inc.	1	Variable	11,650,000	10,341,454	6.61%		Jun-06
Quebecor Printing USA (MS)	1	Fixed	5,000,000	4,372,622	7.00%		Jul-06
Quebecor Printing USA (GA)	1	Fixed	7,000,000	6,333,161	6.82%		Aug-07
Amerisure Insurance	1	Fixed	9,500,000	9,683,893	8.80%		Dec-07
Billipp Portfolio (1)	7	Variable	5,000,000	5,000,005	5.92%		Dec-08
SICOR, Inc.	2	Fixed	2,777,183	1,923,291	8.13%		Jan-09
Orbital Sciences Corporation	1	Fixed	15,000,000	13,175,996	7.38%		Jun-09
America West Holdings Corporation	1	Fixed	25,000,000	16,409,004	7.23%		Aug-09
Bell South Telecommunications	1	Fixed	5,995,498	4,321,476	8.11%		Jan-10
Unisource Worldwide, Inc.	1	Fixed	7,000,000	2,715,204	7.24%		Feb-10
Hibbett Sports	1	Fixed	4,995,033	4,777,395	7.50%		Apr-10
Detroit Diesel Corporation	1	Fixed	25,000,000	10,196,284	7.96%		Jun-10
Omnicom Group, Inc.	1	Fixed	4,574,481	3,760,987	7.65%		Sep-10
EnviroWorks, Inc.	1	Fixed	3,563,292	3,033,084	10.13%		Oct-10
Federal Express Corporation	1	Fixed	18,000,000	16,992,189	7.50%		Jan-11
Autozone- Series A	12	Fixed	4,099,504	2,128,659	6.85%		Jan-11
Childtime Childcare, Inc.	12	Fixed	2,522,816	2,385,186	7.50%		Jan-11
Information Resources, Inc.	2	Fixed	8,665,800	7,892,667	7.60%		Jan-11
Cendant Operations, Inc.	1	Fixed	6,000,000	5,690,848	7.34%		Jan-11
Autozone, Inc. - Series B	19	Fixed	6,289,699	3,297,457	6.85%		Feb-11
Sprint Spectrum, LP	1	Fixed	8,753,000	8,389,095	7.64%		Aug-11
Qwest Communications, Inc.	1	Fixed	1,594,023	1,539,071	7.50%		Jun-12
Autozone- Series C	6	Fixed	2,033,191	1,225,984	6.85%		Aug-12
BE Aerospace, Inc.	3	Fixed	9,200,000	8,830,535	6.11%		Nov-12
Faurecia (AP Parts) (2)	1	Fixed	2,675,000	2,657,351	5.16%		Nov-12
Anthony, Inc. Industry (2)	4	Fixed	9,285,000	9,223,281	5.11%		Nov-12
Alstom & Werner (2)	3	Fixed	10,750,000	10,697,084	5.18%		Dec-12
SAS Pantin Invest France (3)	1	Fixed	12,683,000	8,146,053	4.92%		Jul-13
Autozone- Series D	11	Fixed	4,667,621	3,019,691	6.85%		Aug-13
Aviva France (fka Tellit Assurances -SA) (3)	1	Fixed (8)	3,300,750	2,423,182	4.49%		Aug-13
Direction Regional des Affaires Sanitaires et Sociales (aka SCI Le Mail) (3)	1	Fixed	1,341,000	899,201	4.60%		Aug-13
SARL S3T (aka SAS Immo Invest) (3)	1	Variable	1,429,728	1,312,962	4.56%		May-14
DSM Food Specialties (aka SAS Immo Invest) (3)	1	Variable	1,728,672	1,079,363	4.56%		May-14
Carrefour France, SAS (3)	8	Fixed	26,078,798	25,111,979	5.55%		Dec-14
Lowe’s Home Improvement Warehouse (Eagle Hardware)	1	Fixed	9,725,000	9,725,000	4.87%		Sep-15
Bouygues Telecom, S.A. (Tours) (3)	1	Variable	9,877,469	7,933,127	3.86%		Oct-15
Dr. Pepper (2)	2	Fixed	33,950,000	33,724,998	5.13%		Nov-15
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (3)	1	Fixed (9)	16,874,000	13,989,219	5.45%		Oct-16
Hologic, Inc.	2	Fixed	6,660,000	6,168,301	6.40%		May-23

Total Limited Recourse Debt (7)	118		$350,239,559	$290,526,338	6.37	%(4)

			Credit Facility (5)	$6,000,000	5.98%		May-07

			Total Debt	$296,526,338	6.36	%(6)

(1)	New loan as of December 29, 2005.

(2)	New portfolio refinancing activity completed fourth quarter 2005.

(3)	Debt balance calculated using an exchange rate of 1.2076 USD/EUR at March 31, 2006.

(4)	Reflects weighted average interest rate for the mortgage debt only.

(5)	Indicated interest rate is based on Libor + 110 bps and represents the weighted average on outstanding tranches at March 31, 2006. Floating rate subject to change depending on leverage ratios and debt ratings (if applicable).

(6)	Reflects weighted average interest rate for the entire portfolio including the line of credit debt.

(7)	Numbers may not add up due to rounding.

(8)	Loan resets itself to a 5 year French Franc swap rate index plus 85 bps every five years. Current term is fixed until 2008.

(9)	Loan resets itself to PFX 5 year index plus 85 bps every five years. Current rate is fixed until October 2006.

Ticker: WPC	15	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Mortgage Debt Maturity profile
(pro rata basis)
March 31, 2006

Year	Balloon Payments

2006	14,452,927
2007	15,540,508
2008	—
2009	26,754,760
2010	6,741,951
2011	37,912,078
2012	9,023,825
2013	4,635,588
2014	17,239,220
2015	10,071,205
2016	4,921,209
2017	—
2018	—
2019	—
2020	—
2021	—
2022	—
2023	231,984

Total	$147,525,255

Ticker: WPC	16	www.wpcarey.com

ACQUISITIONS & DISPOSITIONS

SECTION: ACQUISITIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2006 Acquisitions Update

			Purchase Price			Gross Square
Portfolio(s)	Tenant/Lease Guarantor	Property Location	(000s)	Closing Date	Property Type	Footage

Management Business

CPA®:16 - Global	Corinthian Laramie (1)	Laramie, WY	$26,020	January 24, 2006	Residential	200,400
CPA®:16 - Global	Utex Industries, Inc.	Houston, TX	14,730	March 3, 2006	Industrial	335,228
CPA®:15	OTC Expansion (2)	La Vista, NE	14,660	March 23, 2006	Warehouse/Manufacturing	137,000
CPA®:15, 16 - Global	OBI Group	16 locations throughout Poland	183,300	March 31, 2006	Retail	1,660,000
CPA®:16 - Global	Datastream Systems, Inc	Greenville, SC	16,308	March 31, 2006	Office	126,000

	Total (3)		$255,018			2,458,628

(1)	Represents a build-to-suit transaction. Gross Square Footage represents an estimate.

(2)	Represents a facility expansion.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	18	www.wpcarey.com

SECTION: ACQUISITIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2006 Dispositions Update

				Sale Price
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Disposition Date	(000s)
Management Business

CPA®:12	Rheometric	Piscataway, NJ	February 15, 2006	$3,850
CPA®:15	Trends	Miami, FL	March 9, 2006	17,980

	Total			$21,830

Ticker: WPC	19	www.wpcarey.com

PORTFOLIO ANALYSIS

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Rent Contribution
March 31, 2006
Based on Ongoing Rental Income

	Annualized	Percentage of Total	Percentage of
Top Ten Tenants/Lease Guarantors	Rent	Annualized Rent	Revenue(1)

Detroit Diesel Corporation	$4,634,253	5.4%	2.4%
Dr Pepper/Seven Up Bottling Group	4,598,837	5.3%	2.3%
Carrefour France, S.A.	3,522,884	4.1%	1.8%
Bouygues Telecom, S.A.	3,521,682	4.1%	1.8%
Quebecor Printing USA	3,127,203	3.6%	1.6%
Orbital Sciences Corporation	3,022,947	3.5%	1.5%
Federal Express Corporation	2,986,085	3.5%	1.5%
The Titan Corporation	2,862,068	3.3%	1.5%
America West Holdings Corporation	2,837,889	3.3%	1.4%
CheckFree Holdings, Inc.	2,301,768	2.7%	1.2%

Percentage of Total			Number of Tenants/Lease
Annualized Rent			Guarantors

10.0%	<	rent	0
10.0%	> , ≥	7.5%	0
7.5%	> , ≥	5.0%	2
5.0%	> , ≥	2.5%	9
2.5%	>	rent	100

Percentage of			Number of Tenants/Lease
Revenue(1)			Guarantors

10.0%	<	rent	0
10.0%	> , ≥	7.5%	0
7.5%	> , ≥	5.0%	0
5.0%	> , ≥	2.5%	0
2.5%	>	rent	111

(1)	Revenues = revenue from continuing operations + revenue from discontinued operations + interest income.

Ticker: WPC	21	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type
March 31, 2006

Property Type	Square Footage (2)	Percent

Industrial	9,243,895	54.4%
Warehouse/Distribution	4,313,893	25.4%
Office	2,205,342	13.0%
Retail	1,046,664	6.2%
Hospitality	158,000	0.9%
Other (3)	28,620	0.2%

Total (4)	16,996,414	100.0%

Property Type	Annualized Rent (1)	Percent

Industrial	$34,100,629	39.5%
Office	30,281,575	35.1%
Warehouse/Distribution	14,124,734	16.4%
Retail	6,038,449	7.0%
Hospitality	1,200,000	1.4%
Other (3)	614,537	0.7%

Total (4)	$86,359,924	100.0%

(1)	Rents reflect current annualized rents on a pro rata basis.

(2)	Square footage for jointly owned properties is not shown on a pro rata basis.

(3)	Reflects land used for educational purposes & unoccupied land.

(4)	Numbers may not add up due to rounding.

Ticker: WPC	22	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry
March 31, 2006

	Annualized	Percentage of
Industry Type (1)	Rent	Rent(2)

Manufacturing	$34,674,039	40.2%
Information	11,996,733	13.9%
Wholesale Trade	11,529,185	13.4%
Retail Trade	8,589,565	9.9%
Transportation and Warehousing	7,297,683	8.5%
Professional, Scientific and Technical Services	5,862,056	6.8%
Finance and Insurance	2,627,285	3.0%
Accomodation and Food Services	1,209,000	1.4%
Construction	823,077	1.0%
Public Administration	846,340	1.0%
Health Care and Social Assistance	663,922	0.8%
Educational Services	194,016	0.2%
Other (3)	47,023	0.1%

Total (4)	$86,359,924	100.0%

(1)	Based on the North American Industry Classification System (NAICS) and information provided by the tenant.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects land used for Administrative, Support, Waste Management, Remediation Services, Arts, Entertainment & Recreation, and Other Services (except Public Administration).

(4)	Numbers may not add up due to rounding.

Ticker: WPC	23	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography
March 31, 2006

Region	Square Footage (2)	Percentage

Midwest	5,286,078	31.1%
South	4,876,624	28.7%
East	3,470,251	20.4%
West	2,334,814	13.7%
Europe	1,028,647	6.1%

Total	16,996,414	100.0%

Region	Annualized Rent (1)	Percentage

South	$27,220,999	31.5%
West	19,953,857	23.1%
Midwest	16,894,409	19.6%
East	12,822,659	14.8%
Europe	9,468,000	11.0%

Total (3)	$86,359,924	100.0%

(1)	Rents reflect current annualized rents on a pro rata basis.

(2)	Square footage for jointly owned properties shown on a pro rata basis.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	24	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis
March 31, 2006

Year of	Number of	Annualized	Percentage of Total	Years to
Lease Expiration	Leases	Rents (1)	Annualized Rents	Maturity

2006 (2)	25	4,102,584	4.8%	0.75
2007	18	10,424,512	12.1%	1.75
2008	13	7,722,193	8.9%	2.75
2009	14	11,847,111	13.7%	3.75
2010	18	10,441,752	12.1%	4.75
2011	9	9,943,092	11.5%	5.75
2012	5	2,176,387	2.5%	6.75
2013	5	3,137,558	3.6%	7.75
2014	4	9,077,458	10.5%	8.75
2015	3	3,344,430	3.9%	9.75
2016	2	728,290	0.8%	10.75
2017	1	1,485,809	1.7%	11.75
2018	2	3,105,709	3.6%	12.75
2019	1	2,716,648	3.1%	13.75
2020	1	4,634,253	5.4%	14.75
2021	—	—	0.0%	15.75
2022	2	1,472,138	1.7%	16.75

Total (3)	123	$86,359,924	100%

Weighted Average Years to Maturity:			6.25

(1)	Month to month properties are counted in current year’s revenue stream.

(2)	2006 lease expirations include Broomfield tenants counted as separate leases.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	25	www.wpcarey.com

EXHIBITS (1)

(1)	Sources for Exhibits A, B, C and D include a) March 31, 2006 Form 10-Q b) March 31, 2005 Form 10-Q c) December 31, 2005 Form 10-K d) Company Press Releases

EXHIBIT A
W. P. CAREY & CO. LLC
Consolidated Balance Sheets
(in thousands except share amounts)

	The Company	The Company	The Company
	Consolidated as of	Consolidated as of	Consolidated as of
	March 31, 2006	March 31, 2005	December 31, 2005
ASSETS:
Real estate, net	$492,859	$468,544	$454,478
Net investment in direct financing leases	118,995	136,673	131,975
Equity Investments	133,822	115,159	134,567
Operating real estate, net	7,761	—	7,865
Assets held for sale	24,870	63,724	18,815
Cash and cash equivalents	14,833	24,428	13,014
Due from affiliates	76,417	53,670	82,933
Goodwill	63,607	63,607	63,607
Intangible assets, net	38,250	48,051	40,700
Other assets, net	28,661	19,145	35,308

Total assets	$1,000,075	$993,001	$983,262

LIABILITIES AND MEMBERS’ EQUITY:
Liabilities:
Mortgage notes payable	$245,523	$180,589	$226,701
Mortgage notes payable on assets held for sale	4,373	—	4,412
Credit facility	6,000	100,000	15,000
Accrued interest	1,647	1,778	2,036
Distributions payable	17,073	16,715	16,963
Due to affiliates	1,035	3,175	2,994
Accounts payable and accrued expense	18,690	15,064	23,002
Prepaid rental income and security deposits	6,553	6,204	4,391
Accrued income taxes	6,305	7,423	634
Deferred income taxes, net	37,860	37,219	39,908
Other liabilities	39,691	13,049	36,064

Total Liabilities	384,750	381,216	372,105

Minority interest in consolidated entities	12,049	1,428	3,689

Commitments and contingencies
Members’ Equity:
Listed Shares, no par value, 100,000,000 shares authorized, 37,778,129, and 37,706,247 shares issued and outstanding at March 31, 2006 and December 31, 2005	736,803	738,783	740,593
Distributions in excess of accumulated earnings	(137,188)	(123,259)	(131,178)
Unearned compensation	—	(7,419)	(5,119)
Accumulated other comprehensive income	3,661	2,252	3,172

Total members’ equity	603,276	610,357	607,468

Total liabilities and members’ equity	$1,000,075	$993,001	$983,262

Ticker: WPC	www.wpcarey.com

EXHIBIT B
W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	For the Quarter	For the Quarter	For the Year
	Ended	Ended	Ended
	March 31, 2006	March 31, 2005	December 31, 2005
REVENUES:
Asset management income	$17,360	$15,432	$62,294
Structuring revenue	9,892	10,707	28,197
Rental Income	14,822	13,045	52,386
Interest income from direct financing leases	3,421	3,836	17,149
Other operating income	528	559	6,592
Revenues of other business operations	1,863	1,728	7,499

	47,886	45,307	174,117

OPERATING EXPENSES:
General and administrative	(14,156)	(13,811)	(55,184)
Depreciation	(3,645)	(3,088)	(11,939)
Amortization	(2,284)	(2,203)	(8,813)
Property expenses	(1,837)	(1,715)	(7,396)
Impairment charges	—	(800)	(15,154)
Operating expenses of other business operations	(1,567)	(1,516)	(6,327)

	(23,489)	(23,133)	(104,813)

OTHER INCOME AND EXPENSES:
Other interest income	727	842	3,511
Income from equity investments	1,550	1,368	5,182
Minority interest in income	(862)	(632)	(264)
Gain (loss) on foreign currency transactions and other gains, net	250	(350)	1,305
Interest expense	(4,388)	(4,227)	(16,787)

	(2,723)	(2,999)	(7,053)

Income from continuing operations before income taxes	21,674	19,175	62,251
Provision for income taxes	(6,722)	(5,853)	(19,390)

Income from continuing operations	14,952	13,322	42,861

DISCONTINUED OPERATIONS:
(Loss) income from operations of discontinued properties	(530)	1,425	1,885
(Loss) gain on sale of real estate	—	(20)	10,474
Impairment charges on assets held for sale	(3,357)	(8,872)	(6,616)

(Loss) income from discontinued operations	(3,887)	(7,467)	5,743

NET INCOME	$11,065	$5,855	$48,604

BASIC EARNINGS PER SHARE:
Income from continuing operations	$0.40	$0.36	$1.14
(Loss) income from discontinued operations	(0.10)	(0.20)	0.15

Net Income	$0.30	$0.16	$1.29

DILUTED EARNINGS PER SHARE:
Income from continuing operations	$0.39	$0.34	$1.10
(Loss) income from discontinued operations	(0.10)	(0.19)	0.15

Net Income	$0.29	$0.15	$1.25

DIVIDENDS DECLARED PER SHARE:	$0.452	$0.444	$1.79

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	37,727,782	37,592,343	37,688,835

Diluted	38,627,267	39,377,650	39,020,801

Ticker: WPC	www.wpcarey.com

EXHIBIT C
W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	For the Quarter	For the Quarter	For the Year
	Ended	Ended	Ended
	March 31, 2006	March 31, 2005 (Revised)	December 31, 2005
Cash flows from operating activities:
Net income	$11,065	$5,855	$48,604
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets and deferred financing costs	6,136	5,521	21,623
Income from equity investments in excess of distributions received	(247)	(75)	479
Loss (Gain) on sales of real estate and securities, net	—	20	(10,570)
Recognition of deferred gain on completion of development project	—	—	(2,000)
Minority interest in income	862	632	264
Straight-line rent adjustments	732	962	3,776
Management income received in shares of affiliates	(7,892)	(7,025)	(31,858)
Unrealized (gain) loss on foreign currency transactions and warrants	(165)	363	779
Impairment charges	3,357	9,672	21,770
Deferred income taxes	(2,048)	(1,140)	1,549
Realized (gain) loss on foreign currency transaction	(85)	(14)	19
Costs paid by issuance of shares	—	—	201
Increase (decrease) in accrued income taxes	5,671	3,514	(3,274)
Decrease in prepaid taxes	706	—	—
Tax charge — share incentive plans	—	(228)	604
Excess tax benefits associated with stock based compensation awards	719	830	—
Amortization of unearned compensation	—	—	3,936
Deferred acquisition revenue received	12,543	8,961	8,961
Increase in structuring revenue receivable	(3,039)	(1,572)	(5,304)
Net changes in other operating assets and liabilities	(2,968)	1,225	(6,852)

Net cash provided by operating activities	25,347	27,501	52,707

Cash flows from investing activities:
Distributions received from equity investments in excess of equity income	1,400	1,937	6,164
Capital expenditures	(674)	(312)	(2,975)
Purchase of investment	—	—	(465)
Payment of deferred acquisition revenue to an affiliate	(524)	(524)	(524)
Proceeds from sales of property and investments	—	3,613	45,542

Net cash provided by investing activities	202	4,714	47,742

Cash flows from financing activities:
Distributions paid	(16,965)	(16,584)	(67,004)
Contributions from minority interests	506	—	1,539
Distributions to minority interests	(136)	—	(355)
Scheduled payments of mortgage principal	(2,916)	(2,285)	(9,229)
Proceeds from mortgages and credit facility	10,000	20,000	121,764
Prepayments of mortgages principal and credit facility	(19,000)	(26,893)	(151,893)
Release of funds from escrow in connection with the financing of properties	4,031	—	—
Payment of financing costs	(217)	—	(797)
Proceeds from issuance of shares	1,323	1,421	4,400
Excess tax benefits associated with stock based compensation awards	77	—	—
Retirement of shares	(482)	—	(2,206)

Net cash used in financing activities:	(23,779)	(24,341)	(103,781)

Effect of exchange rate changes on cash	49	(161)	(369)

Net increase (decrease) in cash and cash equivalents	1,819	7,713	(3,701)
Cash and cash equivalents, beginning of period	13,014	16,715	16,715

Cash and cash equivalents, end of period	$14,833	$24,428	$13,014

Ticker: WPC	www.wpcarey.com

EXHIBIT D
W. P. CAREY & CO. LLC
Quarterly Reconciliation of Net Income to Funds from Operations
(in thousands, except share and per share amounts)

	For the Quarter	For the Quarter	For the Quarter	For the Quarter
	Ended	Ended	Ended	Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Net income	$11,065	$11,488	$14,328	$16,933
(Gain) on sale of real estate, net	—	(3,355)	—	(9,139)
FFO of equity investees in excess of equity income	2,825	2,833	2,690	2,608
Depreciation, amortization, deferred taxes and other non-cash charges	4,125	6,396	7,957	7,400
FFO applicable to minority investees in excess of minority income	(237)	(183)	(193)	(108)
Straight-line rents	691	1,119	824	964
Impairment charges	3,357	5,949	—	6,149

Funds From Operations (FFO)	$21,826	$24,247	$25,606	$24,807

Weighted Average Listed Shares Outstanding
Basic	37,727,782	37,762,361	37,727,008	37,670,305
Diluted	38,627,267	38,674,396	38,948,980	39,017,636
FFO per Share
Basic	$0.58	$0.64	$0.68	$0.66
Diluted	$0.57	$0.63	$0.66	$0.64

EXHIBIT E
W. P. CAREY & CO. LLC
Detailed Property Summary
March 31, 2006

					Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

Detroit Diesel Corporation	Detroit, MI	Industrial	Manufacturing	Midwest	2,730,750	4,634,253	5.37%	PPI	June-20	June-40

Detroit Diesel Corporation Total					2,730,750	4,634,253	5.37%

Dr Pepper/Seven Up Bottling Group	Irving, TX	Industrial	Manufacturing	South	459,497	2,789,653	3.23%	CPI	June-14	June-29
Dr Pepper/Seven Up Bottling Group	Houston, TX	Industrial	Manufacturing	South	262,450	1,809,184	2.09%	CPI	June-14	June-29

Dr Pepper/Seven Up Bottling Group Total					721,947	4,598,837	5.33%

Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	62,349	368,377	0.43%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	1,276	7,541	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,136	12,621	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	66,285	323,353	0.37%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	1,255	6,120	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	293	1,429	0.00%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	87,334	485,063	0.56%	INSEE (2)	November-12	November-12
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	85,602	467,374	0.54%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	29,617	161,706	0.19%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	3,696	20,179	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	1,424	7,775	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	53,032	232,572	0.27%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	33,638	147,518	0.17%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	49,736	302,292	0.35%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	74,846	454,908	0.53%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Ploufragen, France	Warehouse/Distribution	Retail Trade	Europe	60,221	281,938	0.33%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	48,760	242,118	0.28%	INSEE (2)	December-11	December-11

Carrefour France, SAS (4) Total					661,500	3,522,884	4.08%

Bouygues Telecom, S.A.(1)	Tours, France	Office	Information	Europe	102,237	1,352,273	1.57%	INSEE (2)	September-09	September-12
Bouygues Telecom, S.A.(3)	Illkirch-Graffenstaden, France	Office	Information	Europe	80,729	2,169,409	2.51%	INSEE (2)	December-08	July-13

Bouygues Telecom, S.A. Total					182,966	3,521,682	4.08%

Quebecor Printing USA	Doraville, GA	Industrial	Manufacturing	South	432,559	1,940,625	2.25%	CPI	December-09	December-34
Quebecor Printing USA	Olive Branch, MS	Industrial	Manufacturing	South	285,500	1,186,578	1.37%	None	June-08	June-33

Quebecor Printing USA Total					718,059	3,127,203	3.62%

Orbital Sciences Corporation	Chandler, AZ	Industrial	Manufacturing	West	335,307	3,022,947	3.50%	CPI	September-09	September-29

Orbital Sciences Corporation Total					335,307	3,022,947	3.50%

Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Wareho using	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Wareho using	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Wareho using	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Wareho using	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	College Station, TX	Warehouse/Distribution	Transportation and Wareho using	South	12,080	68,400	0.08%	Stated	April-07	January-09
Federal Express Corporation (5)	Corpus Christi, TX	Warehouse/Distribution	Transportation and Wareho using	South	30,212	201,037	0.23%	Stated	May-07	May-12

Federal Express Corporation (5) Total					198,444	2,986,085	3.46%

Titan Corporation, The	San Diego, CA	Office	Manufacturing	West	166,403	2,862,068	3.31%	CPI	July-07	July-32

Titan Corporation, The Total					166,403	2,862,068	3.31%
America West Holdings Corporation (6)	Tempe, AZ	Office	Transportation and Wareho using	West	167,913	2,837,889	3.29%	CPI	April-14	April-24

America West Holdings Corporation (6) Total					167,913	2,837,889	3.29%

CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	50,063	899,886	1.04%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	34,150	763,523	0.88%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	26,125	575,991	0.67%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	1	62,368	0.07%	CPI	December-15	December-30

CheckFree Holdings, Inc. (7) Total					110,339	2,301,768	2.67%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

AutoZone, Inc.	Decatur, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Bessemer, AL	Retail	Retail Trade	South	5,400	32,158	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Phenix City, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Mobile, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Chickasaw, AL	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Montgomery, AL	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Panama City, FL	Retail	Retail Trade	South	5,401	35,345	0.04%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,000	34,867	0.04%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	47,772	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	54,379	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Columbus, GA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Albany, GA	Retail	Retail Trade	South	5,400	43,262	0.05%	% Sales	August-13	August-37
AutoZone, Inc.	Brunswick, GA	Retail	Retail Trade	South	5,400	39,854	0.05%	% Sales	August-13	August-37
AutoZone, Inc.	Augusta, GA	Retail	Retail Trade	South	5,400	34,138	0.04%	% Sales	August-13	August-37
AutoZone, Inc.	Macon, GA	Retail	Retail Trade	South	5,400	49,503	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Alton, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Belleville, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	West Monroe, LA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	6,600	21,567	0.02%	% Sales	March-09	March-14
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23,124	0.03%	% Sales	April-09	April-09
AutoZone, Inc.	Hammond, LA	Retail	Retail Trade	South	6,480	40,121	0.05%	% Sales	August-12	August-37
AutoZone, Inc.	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Overland, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44,151	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	48,957	0.06%	% Sales	August-12	August-37
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	48,718	0.06%	% Sales	August-12	August-37
AutoZone, Inc.	Gastonia, NC	Retail	Retail Trade	East	5,400	52,149	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Charlotte, NC	Retail	Retail Trade	East	5,400	42,283	0.05%	% Sales	January-11	January-26
AutoZone, Inc.	Statesville, NC	Retail	Retail Trade	East	5,400	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Lenoir, NC	Retail	Retail Trade	East	5,400	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Shelby, NC	Retail	Retail Trade	East	6,660	30,807	0.04%	% Sales	August-12	August-38
AutoZone, Inc.	Kannapolis, NC	Retail	Retail Trade	East	6,408	24,069	0.03%	% Sales	October-10	March-35
AutoZone, Inc.	Morgantown, NC	Retail	Retail Trade	East	5,400	19,451	0.02%	% Sales	October-10	March-35
AutoZone, Inc.	Albuquerque, NM	Retail	Retail Trade	West	5,400	54,642	0.06%	% Sales	August-13	March-35
AutoZone, Inc.	Farmington, NM	Retail	Retail Trade	West	5,400	41,479	0.05%	% Sales	August-13	August-13
AutoZone, Inc.	Lexington, SC	Retail	Retail Trade	East	5,400	50,079	0.06%	% Sales	August-13	June-08
AutoZone, Inc.	East Ridge, TN	Retail	Retail Trade	South	6,480	20,602	0.02%	% Sales	October-08	October-13
AutoZone, Inc.	Knoxville, TN	Retail	Retail Trade	South	6,660	23,008	0.03%	% Sales	May-09	May-09
AutoZone, Inc.	Austin, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	Waco, TX	Retail	Retail Trade	South	4,800	37,585	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,600	51,679	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,480	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Victoria, TX	Retail	Retail Trade	South	6,480	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	42,283	0.05%	% Sales	January-11	January-26
AutoZone, Inc.	Nederland, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	West Orange, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	Houston, TX	Retail	Retail Trade	South	5,400	53,488	0.06%	% Sales	August-13	August-38
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	55,795	0.06%	% Sales	August-13	August-38

AutoZone, Inc. Total					302,230	2,216,594	2.57%

Lucent Technologies, Inc.	Charlotte, NC	Industrial	Wholesale Trade	East	568,670	1,941,727	2.25%	None	March-07	March-20

Lucent Technologies, Inc. Total					568,670	1,941,727	2.25%

Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Services Midwest		30,797	683,141	0.79%	CPI	October-13	October-23
Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Services Midwest		53,195	1,179,801	1.37%	CPI	October-13	October-23

Information Resources, Inc. (8) Total					83,992	1,862,942	2.16%

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Glendora, CA	Office	Manufacturing	West	25,000	489,246	0.57%	CPI	December-18	December-43
Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Romulus, MI	Industrial	Manufacturing	Midwest	220,000	1,281,052	1.48%	CPI	December-18	December-43

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc) Total					245,000	1,770,298	2.05%

Unisource Worldwide, Inc.	Anchorage, AK	Warehouse/Distribution	Wholesale Trade	West	44,712	344,803	0.40%	Stated	December-09	December-29
Unisource Worldwide, Inc.	Commerce, CA	Warehouse/Distribution	Wholesale Trade	West	411,561	1,422,080	1.65%	Stated	April-10	April-30

Unisource Worldwide, Inc. Total					456,273	1,766,883	2.05%

Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	309,030	1,015,205	1.18%	CPI	June-08	June-28
Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	212,210	705,481	0.82%	CPI	June-08	June-28

Brodart Company Total					521,240	1,720,686	1.99%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

SICOR, Inc.	San Diego, CA	Office	Manufacturing	West	35,951	835,705	0.97%	CPI	July-09	July-49
SICOR, Inc.	San Diego, CA	Office	Manufacturing	West	36,205	835,705	0.97%	CPI	July-09	July-49

SICOR, Inc. Total					72,156	1,671,410	1.94%

Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	260,160	1,125,458	1.30%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	109,377	473,143	0.55%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	5,292	22,863	0.03%	CPI	March-10	March-35

Fiskars, Inc. (aka enviroWorks) Total					374,829	1,621,464	1.88%

CSS Industries, Inc. (Cleo, Inc)	Memphis, TN	Warehouse/Distribution	Accomodation and Food Services	South	1,006,170	1,570,000	1.82%	CPI	December-10	December-15

CSS Industries, Inc. (Cleo, Inc) Total					1,006,170	1,570,000	1.82%

BE Aerospace, Inc.	Lenexa, KA	Office	Manufacturing	Midwest	130,094	617,799	0.72%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	90,800	248,458	0.29%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	74,026	202,553	0.23%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	50,200	137,364	0.16%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Office	Manufacturing	East	43,788	119,813	0.14%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	15,402	42,146	0.05%	Stated	September-17	September-37
BE Aerospace, Inc.	Dallas, TX	Office	Manufacturing	South	22,680	117,676	0.14%	Stated	September-17	September-37

BE Aerospace, Inc. Total					426,990	1,485,809	1.72%

Sprint Spectrum, L.P.	Rio Rancho, NM	Office	Information	West	94,730	1,424,561	1.65%	None	May-11	May-21

Sprint Spectrum, L.P. Total					94,730	1,424,561	1.65%

Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	67,160	729,195	0.84%	None	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	22,557	246,235	0.29%	None	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	38,037	406,826	0.47%	None	December-07	December-28

Amerisure Mutual Insurance Co. Total					127,754	1,382,256	1.60%

BellSouth Telecommunications	Lafayette, LA	Office	Information	South	66,846	1,351,150	1.56%	Stated	December-09	December-39

BellSouth Telecommunications Total					66,846	1,351,150	1.56%

Lowe’s Home Improvement Warehouse	Bellevue, WA	Retail	Wholesale Trade	West	143,352	1,335,411	1.55%	CPI & % Sales	August-18	August-18

Lowe’s Home Improvement Warehouse Total					143,352	1,335,411	1.55%

AT&T Corporation	Bridgeton, MO	Industrial	Information	Midwest	85,510	1,257,410	1.46%	Stated	September-11	September-21
U
AT&T Corporation Total					85,510	1,257,410	1.46%

Swat-Fame, Inc. (City of Industry, CA)	City of Industry, CA	Industrial	Manufacturing	West	92,595	292,781	0.34%	Stated	July-06	July-08
Swat-Fame, Inc. (City of Industry, CA)	City of Industry, CA	Industrial	Manufacturing	West	233,205	949,663	1.10%	CPI	December-10	December-20

Swat-Fame, Inc. (City of Industry, CA) Total					325,800	1,242,444	1.44%

United States Postal Service (Bloomington, IL)	Bloomingdale, IL	Office	Transportation and Warehousing	Midwest	60,000	1,233,000	1.43%	Stated	April-11	N/A

United States Postal Service (Bloomington, IL) Total					60,000	1,233,000	1.43%

Livho Inc.	Livonia, MI	Hospitality	Accomodation and Food Services	Midwest	158,000	1,200,000	1.39%	Stated	January-07	January-08

Livho Inc. Total					158,000	1,200,000	1.39%

Hologic, Inc. (9)	Danbury, CT	Industrial	Manufacturing	East	22,335	210,526	0.24%	CPI	August-22	August-42
Hologic, Inc. (9)	Bedford, MA	Industrial	Manufacturing	East	74,520	925,612	1.07%	CPI	August-22	August-42

Hologic, Inc. (9) Total					96,855	1,136,138	1.32%

Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	7,220	43,127	0.05%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	40,285	240,527	0.28%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	39,920	238,343	0.28%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	95,420	569,819	0.66%	CPI/Market	May-12	May-12

Anthony’s Manufacturing Company, Inc. Total					182,845	1,091,816	1.26%

Omnicom Group, Inc.	Venice, CA	Office	Professional, Scientific and Technical Services	West	77,719	1,082,685	1.25%	Stated	September-10	September-30

Omnicom Group, Inc. Total					77,719	1,082,685	1.25%

Lockheed Martin Corporation	King of Prussia, PA	Office Profe	ssional, Scientific and Technical Services	East	88,578	797,202	0.92%	Stated	July-08	July-13
Lockheed Martin Corporation	Houston, TX	Industrial Profe	ssional, Scientific and Technical Services	South	30,176	241,416	0.28%	Stated	December-07	December-09

Lockheed Martin Corporation Total					118,754	1,038,618	1.20%

Ticker: WPC	www. wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	409,600	762,048	0.88%	CPI	July-15	July-21
Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	162,604	274,365	0.32%	CPI	July-15	July-21

Werner Co. Total					572,204	1,036,413	1.20%

United Stationers Supply Company	New Orleans, LA	Warehouse/Distribution	Wholesale Trade	South	59,000	366,539	0.42%	CPI	March-10	March-30
United Stationers Supply Company	Memphis, TN	Warehouse/Distribution	Wholesale Trade	South	75,000	317,385	0.37%	CPI	March-10	March-30
United Stationers Supply Company	San Antonio, TX	Warehouse/Distribution	Wholesale Trade	South	63,098	350,913	0.41%	CPI	March-10	March-30

United Stationers Supply Company Total					197,098	1,034,837	1.20%

United Space Alliance LLC	Webster, TX	Warehouse/Distribution	Professional, Scientific and Technical Services	South	88,200	505,020	0.58%	Stated	September-06	September-15
United Space Alliance LLC	Houston, TX	Industrial	Professional, Scientific and Technical Services	South	38,150	381,500	0.44%	Stated	April-06	April-11
United Space Alliance LLC	Houston, TX	Industrial	Professional, Scientific and Technical Services	South	7,151	71,508	0.08%	None	April-06	April-06
United Space Alliance LLC	Houston, TX	Industrial	Professional, Scientific and Technical Services	South	6,104	61,040	0.07%	Stated	April-06	April-06

United Space Alliance LLC Total					139,605	1,019,068	1.18%

GATX Logistics, Inc. (aka Sears logistics services)	Jacksonville, FL	Warehouse/Distribution	Wholesale Trade	South	240,000	969,946	1.12%	None	September-07	September-07

GATX Logistics, Inc. (aka Sears logistics services) Total					240,000	969,946	1.12%

Wal-Mart Stores, Inc.	West Mifflin, PA	Retail	Retail Trade	East	121,053	950,905	1.10%	CPI	January-07	January-37

Wal-Mart Stores, Inc. Total					121,053	950,905	1.10%

Pre Finish Metals, Inc.	Walbridge, OH	Industrial	Manufacturing	Midwest	313,704	892,091	1.03%	CPI	June-08	June-28

Pre Finish Metals, Inc. Total					313,704	892,091	1.03%

NVR L.P. (aka NV Ryan, Inc.)	Thurmont, MD	Industrial	Construction	East	150,468	687,992	0.80%	CPI	March-14	March-39
NVR L.P. (aka NV Ryan, Inc.)	Farmington, NY	Industrial	Construction	East	29,273	132,805	0.15%	CPI	March-14	March-39

NVR L.P. (aka NV Ryan, Inc.) Total					179,741	820,797	0.95%

Hibbett Sporting Goods, Inc.	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	819,935	0.95%	CPI	December-14	December-29

Hibbett Sporting Goods, Inc. Total					219,312	819,935	0.95%

AMS Holding Group (Vertafore, Inc.)	College Station, TX	Office	Information	South	52,552	765,101	0.89%	None	December-09	December-09

AMS Holding Group (Vertafore, Inc.) Total					52,552	765,101	0.89%

Powerware Corporation (aka Exide Electronics Corp.)	Raleigh, NC	Office	Manufacturing	East	27,770	730,215	0.85%	CPI	July-06	July-31

Powerware Corporation (aka Exide Electronics Corp.) Total					27,770	730,215	0.85%

Saturday Knight	Amberley Village, OH	Retail	Wholesale Trade	Midwest	441,923	662,884	0.77%	None	June-06	June-06

Saturday Knight Total					441,923	662,884	0.77%

BellSouth Entertainment, Inc.	Ft. Lauderdale, FL	Warehouse/Distribution	Information	South	80,450	576,372	0.67%	None	June-09	June-19

BellSouth Entertainment, Inc. Total					80,450	576,372	0.67%

Western Union Financial Services, Inc.	Bridgeton, MO	Office	Finance and Insurance	Midwest	78,080	573,221	0.66%	Stated	November-06	November-11

Western Union Financial Services, Inc. Total					78,080	573,221	0.66%

Deloro Stellite (DS) Group Ltd. Total	Goshen, IN	Industrial	Manufacturing	Midwest	52,000	563,715	0.65%	CPI	February-10	February-35

Deloro Stellite (DS) Group Ltd. Total Total					52,000	563,715	0.65%

Childtime Childcare, Inc. (10)	Chandler, AZ	Other Properties	Health Care and Social Assistance	West	2,026	35,254	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tucson, AZ	Other Properties	Health Care and Social Assistance	West	2,165	36,751	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Alhambra, CA	Other Properties	Health Care and Social Assistance	West	2,262	53,011	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Chino, CA	Other Properties	Health Care and Social Assistance	West	2,166	46,300	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Garden Grove, CA	Other Properties	Health Care and Social Assistance	West	2,848	45,526	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tustin, CA	Other Properties	Health Care and Social Assistance	West	2,264	52,598	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,472	26,376	0.03%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Sterling Heights, MI	Other Properties	Health Care and Social Assistance	Midwest	2,311	47,797	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,787	34,583	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Carrollton, TX	Other Properties	Health Care and Social Assistance	South	2,438	45,991	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Duncanville, TX	Other Properties	Health Care and Social Assistance	South	2,438	45,991	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Lewisville, TX	Other Properties	Health Care and Social Assistance	South	2,440	45,991	0.05%	CPI	January-16	January-41

Childtime Childcare, Inc. (10) Total					28,617	516,169	0.60%

Aviva France (fka Tellit Assurances — Sun Alliance) (3)	Rouen, France	Office	Finance and Insurance	Europe	27,593	497,475	0.58%	INSEE (2)	September-10	September-10

Aviva France (fka Tellit Assurances — Sun Alliance) (3) Total					27,593	497,475	0.58%

ALCOA Inc	Salisbury, NC	Warehouse/Distribution	Manufacturing	East	200,000	459,082	0.53%	CPI	June-10	June-20

ALCOA Inc Total					200,000	459,082	0.53%

Ticker: WPC	www. wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

Yale Security, Inc.	Lemont, IL	Industrial	Manufacturing	Midwest	113,133	459,000	0.53%	Stated	March-11	March-11

Yale Security, Inc. Total					113,133	459,000	0.53%

Affiliated Foods Southwest, Inc.	Hope, AR	Retail	Wholesale Trade	South	35,784	85,882	0.10%	CPI	March-07	March-37
Affiliated Foods Southwest, Inc.	Hope, AR	Retail	Wholesale Trade	South	21,932	34,745	0.04%	CPI	March-07	March-22
Affiliated Foods Southwest, Inc.	Little Rock, AR	Retail	Wholesale Trade	South	64,358	295,611	0.34%	None	January-09	January-24

Affiliated Foods Southwest, Inc. Total					122,074	416,238	0.48%

Kmart Corporation	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180,000	0.21%	None	May-11	May-26
Kmart Corporation	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210,000	0.24%	None	March-11	March-26

Kmart Corporation Total					192,778	390,000	0.45%

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Construction	South	34,300	296,352	0.34%	Stated	December-11	December-14
Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Construction	South	8,580	74,217	0.09%	Stated	December-11	December-14

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.) Total					42,880	370,569	0.43%

Laboratoires Nycomed Amersham (3)	Pantin, France	Office	Manufacturing	Europe	15,404	355,712	0.41%	INSEE (2)	January-10	January-10

Laboratoires Nycomed Amersham (3) Total					15,404	355,712	0.41%

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.)	Toledo, OH	Industrial	Manufacturing	Midwest	61,000	336,000	0.39%	CPI	November-22	November-42

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.) Total					61,000	336,000	0.39%

Alstom Power Inc.	Erlanger, KY	Warehouse/Distribution	Professional, Scientific and Technical Services	East	118,200	287,220	0.33%	Stated	May-13	May-13

Alstom Power Inc. Total					118,200	287,220	0.33%

Roof Center, Inc., The	Manassas, VA	Industrial	Wholesale Trade	East	60,446	280,901	0.33%	Stated	July-09	July-09

Roof Center, Inc., The Total					60,446	280,901	0.33%

Winn-Dixie, Inc.	Montgomery, AL	Retail	Retail Trade	South	32,690	138,933	0.16%	% Sales	March-08	March-38
Winn-Dixie, Inc.	Brewton, AL	Retail	Retail Trade	South	30,625	134,500	0.16%	% Sales	October-10	October-10

Winn-Dixie, Inc. Total					63,315	273,433	0.32%

US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	2,900	175,735	0.20%	None	February-07	February-07
US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	1,560	94,535	0.11%	None	February-07	February-07

US WEST Communications, Inc. (Qwest Communications) Total					4,460	270,270	0.31%

SARL S3T (11)	Loire, France	Office	Information	Europe	55,594	267,858	0.31%	INSEE (2)	May-08	May-08

SARL S3T (11) Total					55,594	267,858	0.31%

Honeywell, Inc.	Houston, TX	Office	Manufacturing	South	1	36,000	0.04%	Stated	September-10	September-05
Honeywell, Inc.	Houston, TX	Warehouse/Distribution	Manufacturing	South	32,320	228,828	0.26%	Stated	September-10	December-22

Honeywell, Inc. Total					32,321	264,828	0.31%

Northern Tube, Inc.	Pinconning, MI	Industrial	Manufacturing	Midwest	220,588	254,538	0.29%	CPI	July-13	July-23

Northern Tube, Inc. Total					220,588	254,538	0.29%

Direction Regional des Affaires Sanitaires et Sociales (3)	Rouen, France	Office	Public Administration	Europe	19,214	245,155	0.28%	INSEE (2)	March-06	March-06

Direction Regional des Affaires Sanitaires et Sociales (3) Total					19,214	245,155	0.28%

Penberthy Products, Inc.	Prophetstown, IL	Industrial	Manufacturing	Midwest	161,878	237,486	0.27%	CPI	April-11	April-26

Penberthy Products, Inc. Total					161,878	237,486	0.27%

DSM Food Specialties (11)	Lille, France	Office	Wholesale Trade	Europe	29,870	233,067	0.27%	INSEE (2)	May-08	May-08

DSM Food Specialties (11) Total					29,870	233,067	0.27%

Ace Hardware (Bay Area Blvd, Houston TX)	Houston, TX	Retail	Wholesale Trade	South	23,569	212,121	0.25%	Stated	March-16	March-16

Ace Hardware (Bay Area Blvd, Houston TX) Total					23,569	212,121	0.25%

Department de Seine St. Denis (3)	Pantin, France	Office	Public Administration	Europe	8,451	211,678	0.25%	INSEE (2)	December-11	December-11

Department de Seine St. Denis (3) Total					8,451	211,678	0.25%

Verizon Communications, Inc.	Milton, VT	Industrial	Information	East	30,624	208,467	0.24%	Stated	February-13	February-13

Verizon Communications, Inc. Total					30,624	208,467	0.24%

La Region Ile de France (3)	Pantin, France	Office	Public Administration	Europe	7,613	186,360	0.22%	INSEE (2)	October-12	October-12

La Region Ile de France (3) Total					7,613	186,360	0.22%

GIE Groupe Vauban (3)	Pantin, France	Office	Finance and Insurance	Europe	7,613	174,333	0.20%	INSEE (2)	September-12	September-12

GIE Groupe Vauban (3) Total					7,613	174,333	0.20%

Xerox Corporation	Hot Springs, AR	Retail	Manufacturing	South	36,850	167,667	0.19%	None	May-10	May-21

Xerox Corporation Total					36,850	167,667	0.19%

Continental Airlines, Inc.	Houston, TX	Warehouse/Distribution	Transportation and Warehousing	South	25,125	157,200	0.18%	Stated	July-08	July-08

Continental Airlines, Inc. Total					25,125	157,200	0.18%

Golder Associates Inc.	Houston, TX	Office	Professional, Scientific and Technical Services	South	11,396	103,368	0.12%	None	October-10	October-20

Golder Associates Inc. Total					11,396	103,368	0.12%

Ticker: WPC	www. wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

Custom Training Group	Houston, TX	Warehouse/Distribution	Educational Services	South	4,456	40,080	0.05%	Stated	August-06	August-06
Custom Training Group	Houston, TX	Warehouse/Distribution	Educational Services	South	7,248	59,400	0.07%	Stated	December-06	December-06

Custom Training Group Total					11,704	99,480	0.12%

RATP (3)	Pantin, France	Office	Transportation and Warehousing	Europe	3,407	83,509	0.10%	INSEE (2)	November-09	November-09

RATP (3) Total					3,407	83,509	0.10%

General Services Administration (US Government) in Bloomington	Bloomingdale, IL	Office	Public Administration	Midwest	3,949	74,834	0.09%	Stated	April-06	April-06

General Services Administration (US Government) in Bloomington ,IL Total					3,949	74,834	0.09%

Bike Barn Holding Company, Inc. (Bay Area Blvd, Houston, TX)	Houston, TX	Retail	Retail Trade	South	6,216	71,280	0.08%	Stated	August-10	August-10

Bike Barn Holding Company, Inc. (Bay Area Blvd, Houston, TX) Total					6,216	71,280	0.08%

Sverdrup Technology Inc.	Houston, TX	Warehouse/Distribution	Professional, Scientific and Technical Services	South	10,960	71,040	0.08%	None	January-06	January-07

Sverdrup Technology Inc. Total					10,960	71,040	0.08%

Work Ready, Inc (Century Plaza Drive Houston, TX)	Houston, TX	Warehouse/Distribution	Health Care and Social Assistance	South	7,306	70,560	0.08%	Stated	August-06	August-06

Work Ready, Inc (Century Plaza Drive Houston, TX) Total					7,306	70,560	0.08%

Kenyon International Emergency Services (Pepsi)	Houston, TX	Warehouse/Distribution	Manufacturing	South	17,725	70,014	0.08%	Stated	October-09	October-19

Kenyon International Emergency Services (Pepsi) Total					17,725	70,014	0.08%

Richard Millburn Academy (Century Plaza Drive Houston, TX)	Houston, TX	Warehouse/Distribution	Educational Services	South	7,860	69,840	0.08%	Stated	September-08	September-08

Richard Millburn Academy (Century Plaza Drive Houston, TX) Total					7,860	69,840	0.08%

L’Agence Nationale Pour L’Emploi (3)	Pantin, France	Office	Public Administration	Europe	3,633	68,586	0.08%	INSEE (2)	June-07	June-07

L’Agence Nationale Pour L’Emploi (3) Total					3,633	68,586	0.08%

Raytheon Company	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	9,138	65,796	0.08%	Stated	July-10	July-25

Raytheon Company Total					9,138	65,796	0.08%

Rocky Mountain Pool Table Co. (Broomfield Tech Center)	Broomfield, CO	Office	Retail Trade	West	13,091	64,596	0.07%	None	March-06	March-06

Rocky Mountain Pool Table Co. (Broomfield Tech Center) Total					13,091	64,596	0.07%

AFPOLS (3)	Pantin, France	Office	Public Administration	Europe	3,488	59,727	0.07%	INSEE (2)	June-08	June-08

AFPOLS (3) Total					3,488	59,727	0.07%

Trans American Automation Inc. (Century Plaza Drive Houston, TX)	Houston, TX	Warehouse/Distribution	Manufacturing	South	5,632	48,660	0.06%	Stated	February-07	February-12

Trans American Automation Inc. (Century Plaza Drive Houston, TX) Total					5,632	48,660	0.06%

Olmstead Kirk Paper Company (Beaumont, TX)	Beaumont, TX	Office	Manufacturing	South	5,760	41,305	0.05%	Stated	December-07	December-07

Olmstead Kirk Paper Company (Beaumont, TX) Total					5,760	41,305	0.05%

Rhino Liners	Broomfield, CO	Office	Retail Trade	West	5,517	35,861	0.04%	None	June-06	June-06

Rhino Liners Total					5,517	35,861	0.04%

Introtell (Broomfield Tech Center)	Broomfield, CO	Office	Retail Trade	West	10,952	34,080	0.04%	None	February-10	February-10

Introtell (Broomfield Tech Center) Total					10,952	34,080	0.04%

G.T. of the Front Range	Broomfield, CO	Office	Retail Trade	West	9,401	31,956	0.04%	None	May-06	May-06

G.T. of the Front Range Total					9,401	31,956	0.04%

Facilities Management Solutions	Webster, TX	Warehouse/Distribution	Administrative and Support and Waste Management and Remediation Services	South	3,600	30,240	0.04%	Stated	December-05	December-05

Facilities Management Solutions Total					3,600	30,240	0.04%

Scientific Martial Arts & Fitness	Broomfield, CO	Office	Educational Services	West	5,488	24,696	0.03%	Stated	February-09	February-19

Scientific Martial Arts & Fitness Total					5,488	24,696	0.03%

Aardvark IT Solutions	Broomfield, CO	Office	Retail Trade	West	5,953	19,347	0.02%	None	September-06	N/A

Aardvark IT Solutions Total					5,953	19,347	0.02%

Royal Hermitage Bedding	Paris, France	Office	Manufacturing	Europe	2,301	15,841	0.02%	INSEE (2)	N/A	N/A

Royal Hermitage Bedding Total					2,301	15,841	0.02%

Michael Lau	Broomfield, CO	Office	N/A	West	4,162	14,400	0.02%	None	April-06	April-06

Michael Lau Total					4,162	14,400	0.02%

Ticker: WPC	www. wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Property location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

Marathon System Service	Broomfield, CO	Office	Information	West	2,283	14,177	0.02%	None	November-07	November-07

Marathon System Service Total					2,283	14,177	0.02%

Sundew Technologies	Broomfield, CO	Office	Administrative and Support and Waste Management and Remediation Services	West	3,745	12,805	0.01%	None	October-07	October-07

Sundew Technologies Total					3,745	12,805	0.01%

Fine Art Mannequins, LLC	Broomfield, CO	Office	N/A	West	2,209	7,643	0.01%	None	April-07	April-07
Fine Art Mannequins, LLC	Broomfield, CO	Office	N/A	West	3,450	4,800	0.01%	None	April-07	April-07

Fine Art Mannequins, LLC Total					5,659	12,443	0.01%

Red Cloud Telecom Products, Inc.	Broomfield, CO	Office	Information	West	2,093	12,000	0.01%	None	June-06	June-06

Red Cloud Telecom Products, Inc. Total					2,093	12,000	0.01%

Appointment Quest	Broomfield, CO	Office	Information	West	1,670	11,460	0.01%	None	May-06	N/A

Appointment Quest Total					1,670	11,460	0.01%

Abilis	Pantin, France	Office	Other Services (except Public Administration)	Europe	0	9,346	0.01%	INSEE (2)	February-07	January-08

Abilis Total					0	9,346	0.01%

Classic Cuisines Catering	Bloomingdale, IL	Office	Accomodation and Food Services	Midwest	1,000	9,000	0.01%	None	October-08	N/A

Classic Cuisines Catering Total					1,000	9,000	0.01%

Ass Comite Dept du Tourisme	Pantin, France	Office	Tourism	Europe	N/A	8,538	0.01%	INSEE (2)	June-07	June-07

Ass Comite Dept du Tourisme Total					0	8,538	0.01%

AT&T Wireless Service	Broomfield, CO	Office	Information	West	730	8,208	0.01%	Stated	May-06	N/A

AT&T Wireless Service Total					730	8,208	0.01%

Remote Access Diagnostic Radiography	Broomfield, CO	Office	N/A	West	2,093	7,179	0.01%	None	October-06	October-06

Remote Access Diagnostic Radiography Total					2,093	7,179	0.01%

Orange (3)	Pantin, France	Office	Information	Europe	N/A	6,249	0.01%	None	June-15	N/A

Orange (3) Total					0	6,249	0.01%

Photo Center	Hot Springs, AR	Retail	Manufacturing	South	340	4,800	0.01%	N/A	N/A	N/A

Photo Center Total					340	4,800	0.01%

Byron Jacquot	Broomfield, CO	Office	N/A	West	1,105	3,978	0.00%	None	September-06	September-06

Byron Jacquot Total					1,105	3,978	0.00%

DLH Management Corporation	Broomfield, CO	Office	N/A	West	1,510	2,280	0.00%	None	February-06	February-06

DLH Management Corporation Total					1,510	2,280	0.00%

Tempered Air Services, Inc.	Broomfield, CO	Office	N/A	West	1,200	1,200	0.00%	None	March-06	March-06

Tempered Air Services, Inc. Total					1,200	1,200	0.00%

Vacant	Travelers Rest, SC	Industrial	N/A	East	181,700	—	—	N/A	N/A	N/A
Vacant	Amberley Village, OH	Retail	N/A	Midwest	151,417	—	—	N/A	N/A	N/A
Vacant	Salisbury, NC	Warehouse/Distribution	N/A	East	87,000	—	—	N/A	N/A	N/A
Vacant	Erlanger, KY	Warehouse/Distribution	N/A	East	79,200	—	—	N/A	N/A	N/A
Vacant	Moorestown, NJ	Office	N/A	East	65,567	—	—	N/A	N/A	N/A
Vacant	Reno, NV	Office	Transportation and Warehousing	West	53,158	—	—	N/A	N/A	N/A
Vacant	Bloomingdale, IL	Office	N/A	Midwest	36,967	—	—	N/A	N/A	N/A
Vacant	Bay Minette, AL	Retail	N/A	South	34,887	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	22,477	—	—	N/A	N/A	N/A
Vacant	Webster, TX	Industrial	N/A	South	17,859	—	—	N/A	N/A	N/A
Vacant (Common Area Space)	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	—	N/A	N/A	N/A
Vacant	Salisbury, NC	Industrial	N/A	East	13,284	—	—	N/A	N/A	N/A
Vacant	Salisbury, NC	Warehouse/Distribution	N/A	East	10,681	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	9,426	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	5,819	—	—	N/A	N/A	N/A
Vacant	Houston, TX	Office	N/A	South	5,742	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	1,033	—	—	N/A	N/A	N/A
Vacant	Cincinnati, OH	Office	N/A	Midwest	1	—	—	N/A	N/A	N/A
Vacant Total					790,302

Grand Total					16,996,414	86,359,924	100%

(1)	WPC LLC owns 95% of this property. Rents reflect a conversion rate of 1.2076 USD/EUR as of March 31, 2006.

(2)	INSEE construction index, an index published quarterly by the French Government.

(3)	WPC LLC owns 75% of this property. Rents reflect a conversion rate of 1.2076 USD/EUR as of March 31, 2006.

(4)	WPC LLC owns 22.5% of this property. Rents reflect a conversion rate of 1.2076 USD/EUR as of March 31, 2006.

(5)	WPC LLC owns 40% of this property.

(6)	WPC LLC owns 74.583% of this property.

(7)	WPC LLC owns 50% of this property.

(8)	WPC LLC owns 33.33% of this property.

(9)	WPC LLC owns 36.00% of this property.

(10)	WPC LLC owns 33.93% of this property.

(11)	WPC LLC owns 80% of this property. Rents reflect a conversion rate of 1.2076 USD/EUR as of March 31, 2006.

Ticker: WPC	www. wpcarey.com